SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  March 31, 1997

                         BALCOR REALTY INVESTORS - 84
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-13349
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3215399
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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Item 2. Acquisition or Disposition of Assets
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Courtyards of Kendall Apartments

In 1984, the Partnership acquired the Courtyards of Kendall Apartments, Dade County, Florida, utilizing approximately $6,313,320 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $8,691,260. Pursuant to a 1988 refinancing, the outstanding loan balance was increased to approximately $10,235,000. The Partnership received excess proceeds of approximately $1,241,000. In 1992, the new mortgage loan was modified, and, as part of the modification, the Partnership made a principal payment of approximately $440,000 on the loan.

On March 31, 1997, the Partnership contracted to sell the property to an unaffiliated party, Harbour Realty Advisors, Inc. The sale price is $11,000,000. The purchaser has deposited $100,000 into an escrow account as earnest money and is required to deposit an additional $100,000 by April 15, 1997. The remaining $10,800,000 will be paid at closing, which is scheduled for May 15, 1997. From the proceeds of the sale, the Partnership will repay the first mortgage loan which is expected to have an outstanding balance at closing of approximately $8,752,538. As a part of the 1992 loan modification described above, the lender is also entitled to receive upon the sale an amount equal to 25% of that portion of the sale price of the property which exceeds $10,100,000. The amount to be paid to the lender under this provision is $225,000, based on the purchase price above. The Partnership will pay $220,000 as a brokerage commission to an affiliate of the third party which manages the property in connection with the sale of the property, and will receive the remaining proceeds of approximately $1,802,000, less closing costs. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) (a) Agreement of Sale and attachment thereto relating to the sale of Courtyards of Kendall Apartments, Dade County, Florida.

              (b) First Amendment to Agreement of Sale relating to the sale of Courtyards of Kendall Apartments, Dade County, Florida.

No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.
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Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR REALTY INVESTORS-84

                         By:  Balcor Partners-XV, an Illinois general
                              partnership, its general partner

                         By:  RGF-Balcor Associates-II, an Illinois
                              general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:   /s/ Jerry M. Ogle
                              ------------------------------------------
                                   Jerry M. Ogle, Managing Director
                                   and Secretary


Dated:  April 11, 1997
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